Prospectus Supplement -- January 15, 2002*

AXP(R) Cash Management Fund (Sept. 28, 2001) S-6320-99 X (9/01)

The "Investment Manager" section is revised as follows:

Mary McQuillen manages the day-to-day operations of AXP Cash Management Fund. She joined AEFC in 1987 as a senior analyst. She has managed this Fund since January 2002. She also serves as portfolio manager of AXP Variable Portfolio - Cash Management Fund and IDS Life Series - Government Securities Portfolio, portfolio manager and managing director of Institutional Fixed Income Money for American Express Trust Company and she manages intermediate institutional accounts.

S-6320-24 A (1/02)

* Valid until September 29, 2002.